EXHIBIT 99.1

The Company has restated its previously issued May 31, 2005 consolidated financial statements for matters related to the following previously reported items: properly reflect the accounting for convertible notes, the related debt derivative and warrants pursuant to EITF Nos. 00-19, 05-02, 05-04 and Statement of Financial Accounting Standards No. 133; and the related income tax effects. The accompanying consolidated financial statements for 2005 have been restated to reflect the corrections. Also, accumulated deficit at June 1, 2004 was increased by $500,562 as a result of adjustments to the carrying value of convertible debentures, warrant liability and other derivative liabilities, which previously were unrecorded at May 31, 2004.

Fiscal year ended May 31, 2005

The following is a summary of the restatements for the fiscal year ended May 31, 2005:

Increase in interest expense	$(1,208,184)
Decrease in financing fees	1,229,716
Amortization of debt discount	(717,039)
Net changes in fair value of derivative liability	951,350
Net changes in fair value of warrant liability	4,134
Total other (expenses) income	(1,406)

258,571
Income tax effect of restatement	-
Total decrease of 2005 net loss	$258,571

The effect of the Company’s previously issued May 31, 2005 consolidated financial statements is summarized below:

	Previously Reported	Change	Restated
Balance Sheet
Convertible notes, net	$ 1,222,104	$ 39,518	$ 1,261,622
Derivative liability	-	2,459,205	2,459,205
Warrant liability	-	5,742	5,742
Total current liabilities	2,902,834	2,504,465	5,407,299
Total long term liabilities	-	-	-
Total liabilities	2,902,834	2,504,465	5,407,299
Additional paid in capital	7,389,493	(1,904,802)	5,484,691
Accumulated deficit	(9,330,518)	(599,842)	(9,930,360)
Total stockholders deficit	(2,011,040)	(2,504,644)	(4,515,684)

	Previously Reported	Change	Restated
Statement of Operations
Financing fees	$ 1,293,963	($ 1,229,716)	$ 64,247
Interest expense	-	1,208,184	1,208,184
Interest income	-	(955,484)	(955,484)
Accretion of convertible debt	-	717,039	717,039
Loss from operations	(1,528,510)	1,229,716	(298,794)
Total other income (expense)	103,074	(1,406)	101,668
Net income (loss)	(1,425,436)	258,571	(1,166,865)

The net loss for the fiscal year ended May 31, 2005 was originally $1,425,436, while the restated net loss is reported as $1,166,865, a decrease of $258,571. This decrease in net loss, related to the convertible debt and warrants issued May 31, 2003, March 2004 and August 2004, consists of the following: 1) decrease in financing fees of $1,229,716; 2) income due to change in fair value of the derivative liability of $951,350; 3) income due to change in fair value of the warrant liability of $4,134 offset by 4) the accretion of debt amounting to $717,039; 5) increase in interest expense of $1,208,184; and 6) other expense of $1,406.

On the May 31, 2005 consolidated balance sheet, the restatement resulted in an increase in liabilities of $2,504,644 consisting of the following: 1) an increase to the debt derivative liability from $nil to $2,459,205; 2) an increase to the warrant liability from $nil to $5,742; and 3) increase in convertible debentures of $39,518. There was also a decrease in additional paid in capital of $1,904,802.

The basic and diluted loss per share remained the same.

Three months ended August 31, 2005

The following is a summary of the restatements for the three months ended August 31, 2005 (unaudited):

Increase in interest expense	$(438,524)
Decrease in financing fees	317,934
Amortization of debt discount	(178,181)
Net changes in fair value of warrant liability	1,188

(297,583)
Income tax effect of restatement	-
Total increase in net loss	$(297,583)

The effect of the Company’s previously issued August 31, 2005 consolidated financial statements is summarized as follows:

	Previously Reported (unaudited)	Change (unaudited)	Restated (unaudited)
Balance Sheet
Convertible notes, net	$ 1,460,204	($ 20,401)	$ 1,439,803
Derivative liability	-	2,824,633	2,824,633
Warrant liability	-	4,554	4,554
Total current liabilities	3,368,690	2,808,786	6,177,476
Total long term liabilities	-	-	-
Total liabilities	3,368,690	2,808,786	6,177,476
Additional paid in capital	7,389,493	(1,904,802)	5,484,691
Accumulated deficit	(9,718,987)	(903,984)	(10,622,971)
Total stockholders deficit	(2,400,805)	(2,808,786)	(5,209,592)

	Previously Reported (unaudited)	Change (unaudited)	Restated (unaudited)
Statement of Operations
Financing fees	$ 334,835	($ 317,934)	$ 16,901
Interest expense	-	438,524	438,524
Interest income	-	(1,188)	(1,188)
Accretion of convertible debt	-	178,181	178,181
Loss from operations	(388,469)	(297,583)	(686,052)
Total other income (expense)	-	-	-
Net loss	(388,469)	(297,583)	(686,052)

The net loss for the three months ended August 31, 2005 was originally $388,469, while the restated net loss is reported as $686,052, an increase of $297,583. This increase in net loss, related to the convertible debt and warrants issued through August 2004, consists of the following: 1) the accretion of debt amounting to $178,181; and 2) increase in interest expense of $438,524; offset by 3) decrease in financing fees of $317,934; and 4) income due to change in fair value of the warrant liability of $1,188.

On the August 31, 2005 consolidated balance sheet, the restatement resulted in an increase in liabilities of $2,808,786 consisting of the following: 1) an increase to the debt derivative liability of $2,824,633; and 2) an increase to the warrant liability of $4,554; offset by 3) decrease in convertible debentures of $20,401. There was also a decrease in additional paid in capital of $1,904,802.

The basic and diluted loss per share remained the same.

Three and six months ended November 30, 2005

The following is a summary of the restatements for the six months ended November 30, 2005 (unaudited):

Increase in interest expense	$(657,533)
Decrease in financing fees	629,320
Amortization of debt discount	(353,303)
Net changes in fair value of warrant liability	1,953
Total other income (expense)	4,240

$(375,323)
Income tax effect of restatement	-
Total increase in net loss	$(375,323)

The effect of the Company’s previously issued November 30, 2005 consolidated financial statements is summarized as follows:

	Previously Reported (unaudited)	Change (unaudited)	Restated (unaudited)
Balance Sheet
Convertible notes, net	$ 1,698,304	($ 83,379)	$ 1,614,925
Derivative liability	-	2,970,358	2,970,358
Warrant liability	-	3,789	3,789
Total current liabilities	3,790,986	2,890,768	6,681,754
Total long term liabilities	-	-	-
Total liabilities	3,790,986	2,890,768	6,681,754
Additional paid in capital	7,389,493	(1,904,802)	5,484,691
Accumulated deficit	(9,830,817)	(1,102,829)	(10,933,646)
Total stockholders deficit	(2,509,086)	(2,890,768)	(5,399,854)

	Previously Reported (unaudited)	Change (unaudited)	Restated (unaudited)
Statement of Operations - 3 months
Financing fees	$ 334,537	($ 311,386)	$ 23,151
Interest expense	-	219,009	219,009
Interest income	-	(765)	(765)
Accretion of convertible debt	-	175,122	175,122
Loss from operations	(336,045)	(81,980)	(418,025)
Total other income (expense)	224,215	4,240	228,455
Net loss	(111,830)	(77,740)	(189,570)

	Previously Reported (unaudited)	Change (unaudited)	Restated (unaudited)
Statement of Operations - 6 months
Financing fees	$ 669,372	($ 629,320)	$ 40,052
Interest expense	-	657,533	657,533
Interest income	-	(1,953)	(1,953)
Accretion of convertible debt	-	353,303	353,303
Loss from operations	(724,514)	(379,563)	(1,104,077)
Total other income (expense)	224,215	4,240	228,455
Net loss	(500,299)	(375,323)	(875,622)

The net loss for the three months ended November 30, 2005 was originally $111,820, while the restated net loss is reported as $189,570, an increase of $77,750. This increase in net loss, related to the convertible debt and warrants issued through August 2004, consists of the following: 1) the accretion of debt amounting to $175,122; and 2) increase in interest expense of $219,009; offset by 3) decrease in financing fees of $311,386; 4) income due to change in fair value of the warrant liability of $765; and change in other income (expense) of $4,240.

The net loss for the six months ended November 30, 2005 was originally $500,299, while the restated net loss is reported as $875,622, an increase of $375,323. This increase in net loss, related to the convertible debt and warrants issued through August 2004, consists of the following: 1) the accretion of debt amounting to $353,303; and 2) increase in interest expense of $657,533; offset by 3) decrease in financing fees of $629,320; 4) income due to change in fair value of the warrant liability of $1,953; and 5) other income of $4,240.

On the November 30, 2005 consolidated balance sheet, the restatement resulted in an increase in liabilities of $2,890,768 consisting of the following: 1) an increase to the debt derivative liability of $2,970,358; and 2) an increase to the warrant liability of $3,789; offset by 3) decrease in convertible debentures of $83,379. There was also a decrease in additional paid in capital of $1,904,802.

The basic and diluted loss per share remained the same.

Three and nine months ended February 28, 2006

The following is a summary of the restatements for the nine months ended February 28, 2006:

Increase in interest expense	$(897,603)
Decrease in financing fees	867,755
Amortization of debt discount	(525,418)
Net changes in fair value of warrant liability	3,155
Total other income (expense)	4,240

$(547,871)
Income tax effect of restatement	-
Total increase in net loss	$(547,871)

The effect of the Company’s previously issued February 28, 2006 consolidated financial statements is summarized as follows:

	Previously Reported (unaudited)	Change (unaudited)	Restated (unaudited)
Balance Sheet
Convertible notes, net	$ 1,869,012	($ 81,972)	$ 1,787,040
Derivative liability	-	3,135,961	3,135,961
Warrant liability	-	2,587	2,587
Total current liabilities	4,134,239	3,056,576	7,190,815
Total long term liabilities	-	-	-
Total liabilities	4,134,239	3,056,576	7,190,815
Additional paid in capital	7,389,493	(1,904,802)	5,484,691
Accumulated deficit	(9,974,095)	(1,151,775)	(11,125,870)
Total stockholders deficit	(2,652,828)	(3,056,576)	(5,709,405)

	Previously Reported (unaudited)	Change (unaudited)	Restated (unaudited)
Statement of Operations - 3 months
Financing fees	$ 267,836	($ 238,435)	$ 29,401
Interest expense	-	240,070	240,070
Interest income	-	(1202)	(1202)
Accretion of convertible debt	-	172,115	172,115
Loss from operations	(215,281)	(172,548)	(387,829)
Total other income (expense)	72,003	-	72,003
Net loss	(143,278)	(172,548)	(315,826)

	Previously Reported (unaudited)	Change (unaudited)	Restated (unaudited)
Statement of Operations - 9 months
Financing fees	$ 937,208	($ 867,755)	$ 69,453
Interest expense	-	897,603	897,603
Interest income	-	(3,155)	(3,155)
Accretion of convertible debt	-	525,418	525,418
Loss from operations	(939,796)	(552,111)	(1,491,907)
Total other income (expense)	296,218	4240	300,458
Net loss	(643,578)	(547,871)	(1,191,449)

The net loss for the three months ended February 28, 2006 was originally $143,278, while the restated net loss is reported as $315,826, an increase of $172,548. This increase in net loss, related to the convertible debt and warrants issued May 31, 2003, March 2004 and August 2004, consists of the following: 1) decrease in financing fees of $238,435; 2) income due to change in fair value of the warrant liability of $1,202 offset by 3) the accretion of debt amounting to $172,115; and 4) increase in interest expense of $240,070.

The net loss for the nine months ended February 28, 2006 was originally $643,578, while the restated net loss is reported as $1,191,449, an increase of $547,871. This increase in net loss, related to the convertible debt and warrants issued through August 2004, consists of the following: 1) the accretion of debt amounting to $525,418; and 2) increase in interest expense of $897,603; offset by 3) decrease in financing fees of $867,755; 4) income due to change in fair value of the warrant liability of $3,155; and change in other income (expense) of $4,240.

On the February 28, 2006 consolidated balance sheet, the restatement resulted in an increase in liabilities of $3,056,576 consisting of the following: 1) an increase to the debt derivative liability of $3,135,961; 2) an increase to the warrant liability of $2,587; offset by 3) a decrease in convertible debentures of $81,972. There was also a decrease in additional paid in capital of $1,904,802.

The basic and diluted loss per share remained the same.